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Exhibit 32.1

CERTIFICATION
of
Gary L. Carano
Chief Executive Officer and Chairman of the Board

        I, Gary L. Carano, Chief Executive Officer and Chairman of the Board of Eldorado Resorts, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2015 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  2.
  The information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2015

/s/ GARY L. CARANO Gary L. Carano Chief Executive Officer and Chairman of the Board

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  Exhibit 32.1
CERTIFICATION of Gary L. Carano Chief Executive Officer and Chairman of the Board